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                                                                 Exhibit 24


                                 POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Anthony L. Andersen, Walter Kissling and Richard C. Baker, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of 75,000 shares of Common Stock of H.B. Fuller Company pursuant to the H.B. Fuller Company Directors' Stock Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on the 5th day of December, 1997, by the following persons:


Signature                               Title
---------                               -----


  /s/ Walter Kissling             President and Chief Executive Officer
------------------------------       and Director (Principal Executive Officer)
Walter Kissling



  /s/ Jorge Walter Bolanos        Senior Vice President, Chief Financial Officer
------------------------------       and Treasurer (Principal Financial Officer)
Jorge Walter Bolanos



  /s/ David J. Maki               Vice President and Controller
------------------------------       (Principal Accounting Officer)
David J. Maki



  /s/ Anthony L. Andersen         Chair, Board of Directors and Director
------------------------------
Anthony L. Andersen



  /s/ Norbert R. Berg             Director
------------------------------
Norbert R. Berg


  /s/ Edward L. Bronstien, Jr.    Director
------------------------------
Edward L. Bronstien, Jr.

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                                  Director
------------------------------
Robert J. Carlson



  /s/ Freeman A. Ford             Director
------------------------------
Freeman A. Ford



  /s/ Gail D. Fosler              Director
------------------------------
Gail D. Fosler



  /s/ Reatha Clark King           Director
------------------------------
Reatha Clark King



  /s/ John J. Mauriel, Jr.        Director
------------------------------
John J. Mauriel, Jr.



  /s/ Lee R. Mitau                Director
------------------------------
Lee R. Mitau



  /s/ Rolf Schubert               Vice President and Director
------------------------------
Rolf Schubert

  /s/ Lorne C. Webster            Director
------------------------------
Lorne C. Webster


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